                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              BanPonce Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              BANPONCE CORPORATION
                                P.O. BOX 362708
                        SAN JUAN, PUERTO RICO 00936-2708
                             ---------------------

                     NOTICE OF MEETING AND PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 26, 1996
                             ---------------------

To the Stockholders of BanPonce Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BanPonce Corporation (the "Meeting") for the year 1996 will be held at 2:00 p.m. on Friday, April 26, 1996, on the third floor of the Centro Europa Building, in Santurce, Puerto Rico.

     NOTICE IS ALSO GIVEN that the Meeting to be held on the date above set forth will consider and act upon:

          (1) The election of seven (7) directors to hold office until the 1999 annual meeting of stockholders or until their respective successors shall have been elected and qualified.

          (2) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

     The Board of Directors has set March 7, 1996, as the record date to determine the stockholders entitled to notice of, and vote at, the Meeting.

     Enclosed is the Form of Proxy and the Proxy Statement.

San Juan, Puerto Rico, March 19, 1996.

                                           SAMUEL T. CESPEDES
                                           Secretary

                              BANPONCE CORPORATION
                                P.O. BOX 362708
                        SAN JUAN, PUERTO RICO 00936-2708
                             ---------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 26, 1996
                             ---------------------

     This Proxy statement is furnished in connection with the solicitation by the Board of Directors of BanPonce Corporation (the "Corporation") of Proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on Friday, April 26, 1996, on the third floor of the Centro Europa Building, in Santurce, Puerto Rico, and any adjournments thereof.

     Properly executed proxies received by the Secretary of the Corporation will be voted at the Meeting in accordance with the instructions which appear therein and for the purposes indicated on the Notice of Meeting. The Board of Directors does not intend to present any business at the Meeting other than those included in the Notice of Meeting. The Board of Directors at this time knows of no other matters which may come before the Meeting. However, if any new matters requiring the vote of the stockholders properly come before the Meeting, proxies may be voted with respect thereto in accordance with the best judgement of Proxyholders, under the discretionary power granted by stockholders to their proxies in connection with general matters.

                                  MAILING DATE

     Enclosed with this Proxy Statement is the Annual Report, including Form 10-K and the financial statements for the year ended December 31, 1995, duly certified by Price Waterhouse as independent public accountants. This Proxy Statement, the enclosed Annual Report and Form 10-K, the Notice of Annual Meeting of Stockholders and the form of proxy are being sent to stockholders on or about March 19, 1996.

                            SOLICITATION OF PROXIES

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Corporation. In addition to solicitation by mail, management may participate in the solicitation of Proxies by telephone, personal interviews or otherwise. The Board of Directors has engaged the firm of Georgeson & Company Inc. to aid in the solicitation of Proxies. The cost of solicitation will be borne by the Corporation and is estimated at $6,500.00.

                             REVOCABILITY OF PROXY

     Any stockholder giving a proxy has the power to revoke it before the proxy is exercised. The grantor may revoke the proxy by claiming at the Meeting the right to vote by himself the shares of stock registered in his name or by notice of revocation in writing to the President or Secretary of BanPonce Corporation, P.O. Box 362708, San Juan, Puerto Rico 00936-2708, delivered before the proxy is exercised.

                               VOTING SECURITIES

     The only outstanding voting securities of the Corporation are its shares of common stock, each share of which entitles the holder thereof to one vote. Only common stockholders of record at the close of business on March 7, 1996 (the "Record Date"), will be entitled to vote at the Meeting and any adjournments thereof. On the Record Date there were 32,974,936 shares of common stock of BanPonce Corporation outstanding. The shares covered by any such proxy that are properly executed and received by management before 2:00 p.m. on the day of the Meeting will be voted.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Corporation is necessary to constitute a quorum at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Corporation as election judges for the Meeting. As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for one of the nominees being proposed. For purposes of determining quorum, the election judges will treat "broker non-votes" as shares that are present and entitled to vote. A "broker non-vote" results when a broker or nominee has expressly indicated in the proxy that it does not have discretionary authority to vote on a particular matter. Directors will be elected by a majority of the votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of directors of the Corporation.

                             PRINCIPAL STOCKHOLDERS

     Following is the information, to the extent known by the persons on whose behalf this solicitation is made, with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended) who is known to the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's voting securities.

                                                                  AMOUNT AND NATURE     PERCENT
TITLE OF                                                            OF BENEFICIAL          OF
  CLASS            NAME AND ADDRESS OF BENEFICIAL OWNER             OWNERSHIP(1)        CLASS(2)
---------  -----------------------------------------------------  -----------------     --------
Common...  Banco Popular de Puerto Rico (the "Bank") As Trustee
           for Banco Popular de Puerto Rico Retirement Plan           1,418,215
           The Bank as Trustee for the Profit Sharing Plan for
             the Employees of Banco Popular de Puerto Rico            1,330,348
                                                                  -----------------
                                                                      2,748,563(3)       8.3353
Common...  State Farm Mutual Automobile Insurance Company             2,415,531(4)       7.3254

---------------

(1) As of February 29, 1996.
(2) Based on 32,974,936 shares of common stock outstanding.
(3) The Bank, as Trustee, administers both Plans through their Administrative Committees, with sole voting and investment power.
(4) On January 23, 1996, State Farm Mutual Automobile Insurance Company ("State Farm") and affiliated entities filed a joint statement on Schedule 13-G with the Securities and Exchange Commission reflecting its holdings as of December 31, 1995. According to said statement, State Farm and its affiliates might be deemed to constitute a "group" within the meaning of
    Section 13(d)(3) of the Securities Exchange Act of 1934. State Farm and its affiliates could also be deemed to be the beneficial owners of 2,415,531 shares of BanPonce Corporation. However, State Farm and each such affiliate disclaim beneficial ownership as to all shares as to which each such person has no right to receive the proceeds of sale of the shares, and also disclaim that they constitute a "group".

                    SHARES BENEFICIALLY OWNED BY DIRECTORS,
               NOMINEES AND EXECUTIVE OFFICERS OF THE CORPORATION

     Following is the information, as of February 29, 1996, as to equity securities of the Corporation beneficially owned by all current directors, nominees, the seven most highly compensated Executive Officers of the Corporation and the total owned by directors, nominees and all Executive Officers of the Corporation as a group:

                                  COMMON STOCK

                                                     TITLE
                                                      OF        AMOUNT AND NATURE      PERCENT OF
                         NAME                        CLASS   OF BENEFICIAL OWNERSHIP    CLASS(1)
    ----------------------------------------------  -------  -----------------------   ----------
    Alfonso F. Ballester..........................  Common            344,360(3)         1.0443
    Juan J. Bermudez..............................  Common             53,955(4)          .1636
    Francisco J. Carreras.........................  Common              2,022             .0061
    Richard L. Carrion............................  Common            255,436(5)          .7746
    Waldemar Del Valle............................  Common             14,208(6)          .0431
    Luis E. Dubon, Jr.............................  Common            442,400(7)         1.3416
    Antonio Luis Ferre............................  Common            681,511(8)         2.0668
    Hector R. Gonzalez............................  Common            108,169             .3280
    Jorge A. Junquera.............................  Common              8,821             .0268
    Franklin A. Mathias...........................  Common             23,132(9)          .0702
    Manuel Morales, Jr............................  Common            170,049(10)         .5157
    Alberto M. Paracchini.........................  Common             27,714(11)         .0840
    Francisco Perez, Jr...........................  Common                236             .0007
    Francisco M. Rexach, Jr.......................  Common             27,409(12)         .0831
    Felix J. Serralles, Jr........................  Common             88,915(13)         .2696
    Emilio Jose Venegas...........................  Common             90,814(14)         .2754
    Julio E. Vizcarrondo, Jr......................  Common            280,458(15)         .8505
    Maria Isabel P. de Burckhart..................  Common             11,024             .0334
    David H. Chafey, Jr...........................  Common             14,140             .0429
    Larry B. Kesler...............................  Common              8,426             .0256
    Humberto Martin...............................  Common             13,844             .0420
    Emilio E. Pinero..............................  Common              6,428             .0195
    All Directors and Executive Officers of the
      Corporation as a group......................  Common          2,676,842(16)        8.1178

                                PREFERRED STOCK

                                                     TITLE
                                                      OF        AMOUNT AND NATURE      PERCENT OF
                         NAME                        CLASS   OF BENEFICIAL OWNERSHIP    CLASS(2)
    ----------------------------------------------  -------  -----------------------   ----------
    Luis E. Dubon, Jr.............................  Preferred           7,375(17)         .1844
    Franklin A. Mathias...........................  Preferred           2,000             .0500
    Alberto M. Paracchini.........................  Preferred           7,000             .1750
    All Directors and Executive Officers of the
      Corporation as a group......................  Preferred          19,175             .4794

---------------

 (1) Based on 32,974,936 shares of common stock outstanding.
 (2) Based on 4,000,000 shares of preferred stock outstanding.
 (3) Mr. Ballester owns 343,360 shares and has indirect investment power over 1,000 shares owned by his wife. Excludes 300,482 shares owned by his sister Mrs. Griselda Ballester, as to all of which Mr. Ballester disclaims indirect voting power.
 (4) Excludes 2,184 shares owned by his wife, as to which Mr. Bermudez disclaims indirect voting power.

 (5) Mr. Carrion owns 68,228 shares and also has indirect investment power over 5,936 shares owned by his children. Junior Investment Corporation owns 1,040,000 shares of the Corporation, and Mr. Carrion owns 17.43% of the shares of said corporation.
 (6) Excludes 401 shares owned by his daughter, Maria M. Del Valle, as to which Mr. Del Valle disclaims beneficial ownership.
 (7) Mr. Dubon owns 45,441 shares and has a power of attorney over 28,804 shares owned by his wife Mrs. Myrta A. Dubon, over 16,436 shares held in trust for his children and 351,719 shares owned by various corporations and members of his family in which Mr. Dubon has direct or indirect ownership.
 (8) Mr. Ferre has indirect investment and voting power and claims beneficial ownership of 681,511 shares of the Corporation. Mr. Ferre has indirect investment and voting power over 120,300 shares owned by Alfra Investment Corp. and 433 shares owned by his wife and children. Mr. Ferre owns 85.12% of Ferre Investment Fund, Inc. which owns 222,300 shares of the Corporation. Mr. Ferre also owns 64.39% of the shares of El Dia, Inc. and has indirect voting power over Alfra Investment Corp., which owns 19.10% of El Dia, Inc., which owns in turn 338,478 shares of the Corporation.
 (9) Mr. Mathias filed late four reports which disclosed one transaction each required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(10) Mr. Morales owns 79,272 shares and has voting power over 90,777 shares owned by his parents.
(11) Excludes 316 shares owned by his wife, as to which Mr. Paracchini disclaims beneficial ownership.
(12) Mr. Rexach owns 17,409 shares and has voting power over 10,000 shares owned by his mother, as her attorney-in-fact.
(13) Mr. Serralles owns 56,688 shares, and has indirect voting power over 1,573 shares owned by his wife. Mr. Serralles owns 100% of the shares of each of Capitanejo, Inc. and Fao Investments, Inc., which own 29,255 and 1,399 shares, respectively, of the Corporation.
(14) Mr. Venegas owns 6,000 shares and also has indirect investment power over 6,000 shares owned by his wife. Mr. Venegas also has indirect voting and investment power over the 25,000 shares of the Corporation owned by Venegas Construction Corporation, of which he is stockholder and secretary, and over the 50,814 shares of the Corporation owned by Sanson Corporation, of which he is President and stockholder and over 3,000 shares of the Corporation owned by Fundacion E.J.V. Mr. Venegas filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(15) Mr. Vizcarrondo owns 49,528 shares and has indirect voting power over 46,746 shares owned by his wife and children. Mr. Vizcarrondo's wife owns 17.71% of the shares of Junior Investment Corporation, which owns 1,040,000 shares of the Corporation. Mr. Vizcarrondo disclaims beneficial ownership over 30,605 shares owned by DMI Pension Trust, where he serves as trustee and member of the investment committee. Excluded also are 6,847 shares owned by Mr. Vizcarrondo as trustee of the Suarez Toro Trust, which owns said shares of the Corporation, of which he disclaims beneficial ownership.
(16) Mr. Amilcar L. Jordan filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(17) Mr. Dubon owns 1,000 preferred shares, and has indirect voting power over 5,875 preferred shares held in trust by Mr. Luis E. Dubon, Jr. for several persons. Mr. Dubon also has indirect ownership over 500 preferred shares owned by Fundacion Gogui, Inc.

                       BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Corporation met on a monthly basis during 1995. All directors, except Mr. Waldemar Del Valle attended 75% or more of the meetings of the Board of Directors and the committees of the Board of Directors on which such director served. The following table indicates the business experience of the current Board of Directors of the Corporation and nominees:

                                                                                               DIRECTOR OF
                                            PRINCIPAL OCCUPATION AND BUSINESS                THE CORPORATION
          NAME           AGE              EXPERIENCE DURING THE PAST FIVE YEARS                   SINCE
------------------------ ---  -------------------------------------------------------------- ---------------
Alfonso F. Ballester.... 66   Vice Chairman of the Board of Directors of the Corporation and       1990
                              the Bank. President of Ballester Hermanos, Inc. (Wholesale of
                                provisions and liquors). Director of Popular International
                                Bank, Inc., BanPonce Financial Corp, Equity One, Inc.,
                                Vehicle Equipment Leasing Company, Inc. and Popular Leasing
                                & Rental, Inc. Director of the Bank since 1975.
Juan J. Bermudez........ 58   Electrical Engineer. Partner of Bermudez and Longo, S.E.,            1990
                              Ornamental Poles, S.E., Decemcor, S.E., Decemcor, S.E.,
                                Unisouth, S.E., Unicenter, S.E., Unicourts, S.E., Unieast,
                                S.E., Unigardens, S.E., Uninorth, S.E., and PCME Commercial,
                                S.E. Principal Stockholder and Director of BL Management,
                                Corp., Paseomar Corp., PCME Development, Inc. and Power
                                Poles, Inc. Director of the Bank since 1985.
Francisco J. Carreras... 63   Member of the Board of Trustees of Fundacion Banco Popular,          1990
                              Inc. Executive Director of the Board of Directors of Fundacion
                                Angel Ramos, Inc. Director of the Bank since 1979.
Richard L. Carrion...... 43   Chairman of the Board, President and Chief Executive Officer         1990
                              ("CEO") of the Corporation and the Bank. Chairman of the Board
                                of Popular International Bank, Inc., and BanPonce Financial
                                Corp, Chairman of the Board and President of Banco Popular,
                                FSB. Chairman of the Board of Trustees of Fundacion Banco
                                Popular, Inc. Director of Equity One, Inc., Popular Consumer
                                Services, Inc., Popular Leasing & Rental, Inc., Vehicle
                                Equipment Leasing Company, Inc., Pioneer Bancorp, Inc.
                                Popular Mortgage, Inc. and BP Capital Markets, Inc. Member
                                of the Board of Trustees of the American Management
                                Association. Member of Puerto Rico's Commission's for the
                                2004 Olympiad. Member of the International Olympic
                                Committee. Member of the Board of Directors and Compensation
                                Committee of Pueblo Xtra International, Inc. until March 31,
                                1995. Chairman of the Board and President of Puerto Rico
                                Investors Tax Free Funds I, II and III, Inc. Member of the
                                Board of Directors of the Company for the Development of the
                                Cantera Peninsula and the Board of Trustees of the Puerto
                                Rico Committee for Economic Development. Director of NYNEX
                                Corporation (registered public company). Director of the
                                Bank since 1982.
David H. Chafey, Jr..... 42   Supervisor of Bank's Retail Banking Group since January 1996.     Nominee
                              Supervisor of the Finance Group and U.S. Operations until
                                December 1995. Senior Executive Vice President since
                                October, 1995. Executive Vice President of the Bank since
                                January, 1990. Chairman of the Board of BP Capital Markets,
                                Inc. until January 1996. Executive Vice President and
                                Director of Popular International Bank, Inc. and BanPonce
                                Financial Corp. President of Popular International Bank,
                                Inc. and BanPonce Financial Corp until December 1995.
                                Director of Vehicle Equipment Leasing Co., Inc., Equity One,
                                Inc., Popular Consumer Services, Inc., Popular Leasing &
                                Rental, Inc., BP Capital Markets, Inc., and Banco Popular,
                                FSB. Chairman of the Board of the Puerto Rico Telephone
                                Authority since 1993. Executive Vice President of Puerto
                                Rico Investors Tax Free Fund I, II and III, Inc. Director of
                                the Bank since 1994.

                                                                                               DIRECTOR OF
                                            PRINCIPAL OCCUPATION AND BUSINESS                THE CORPORATION
          NAME           AGE              EXPERIENCE DURING THE PAST FIVE YEARS                   SINCE
------------------------ ---  -------------------------------------------------------------- ---------------
Luis E. Dubon, Jr....... 61   Attorney at Law and Investor. Partner of the law firm Dubon &        1984
                              Dubon. Director, American Investment Corp., Fundacion Gogui,
                                Inc. and San Jose Development, Inc. Director of Banco de
                                Ponce from 1973 to 1990. Director of the Bank since 1990.
Antonio Luis Ferre...... 62   Vice Chairman of the Board of Directors of the Corporation and       1984
                              the Bank. Chairman of the Board of Puerto Rican Cement Co.,
                                Inc. (a registered public company), manufacturers of cement and allied products. President and Editor of El Dia, Inc., a newspaper publishing company. Director of Metropolitan Life
                                Insurance Company (a registered company under the Investment
                                Company Act of 1940) until December, 1995. Member of the
                                Director's Committee of Metropolitan Life Insurance Company
                                since January 1, 1996. Director of Pueblo Xtra
                                International, Inc. until March, 1995. Director of Banco de
                                Ponce from 1959 to 1990. Director of the Bank since 1990.
Hector R. Gonzalez...... 62   President and Chief Executive Officer of TPC Communications of       1984
                              PR, Inc. and TelePonce Cable TV, Inc., owners and operators of cable television systems. Director of Damas Foundation, Inc.
                                Director of Popular Consumer Services, Inc. and Popular
                                Mortgage, Inc. Director of Banco de Ponce from 1973 to 1990.
                                Director of the Bank since 1995.
Jorge A. Junquera....... 47   Supervisor of the Finance Group and U.S. Operations since            1990
                              January, 1996, Supervisor of the Bank's Retail Banking Group
                                until December,1995. Senior Executive Vice President since
                                October 1995. Executive Vice President of the Bank since
                                1980. President and Director of Popular International Bank,
                                Inc. and BanPonce Financial Corp since January 1996.
                                Director of Equity One, Inc., Popular Consumer Services,
                                Inc., Vehicle Equipment Leasing Company, Inc., Popular
                                Mortgage Inc., Pioneer Bancorp. Inc. and Popular Leasing &
                                Rental, Inc. Chairman of the Board of BP Capital Markets,
                                Inc. since January 1996, and of Puerto Rico Tourism Company and Hotel Development Co. since 1993. Director of YMCA since
                                1988. Director of the Bank since 1990.
Manuel Morales, Jr...... 50   President of Selarom Capital Group, Inc. President of Parkview       1990
                              Realty, Inc. Trustee of Universidad Sagrado Corazon and
                                Caribbean Environmental Development Institute. Member of the
                                Board of Trustees of Fundacion Banco Popular, Inc. Director
                                of the Bank since 1978.
Alberto M. Paracchini... 63   Former Chairman of the Board of Directors of the Corporation         1984
                              and the Bank. Former Chairman of the Board of Vehicle
                                Equipment Leasing Company, Inc., BanPonce Financial Corp,
                                Equity One, Inc., Popular Consumer Services, Inc. and
                                Popular Leasing & Rental, Inc. Member of the Board of
                                Trustees of Fundacion Banco Popular, Inc. Director of Puerto
                                Rican Cement Co., Inc. (a registered public company).
                                Director of HDA Management Corp. since 1993. Director of
                                Equus Management Co. and Venture Capital Fund, Inc.
                                Executive Officer of the Corporation from 1984 to April
                                1993. Director of Banco de Ponce from 1959 to 1990. Director of the Bank since 1990.
Francisco Perez, Jr..... 59   Chairman of the Board and President of Sucrs. Jose Lema and          1984
                              Co., Inc. (La Favorita), shoe store chain. President of 201
                                Realty Corporation, engaged in the real estate business.
                                Director of Banco de Ponce from 1976 to 1990.
Francisco M. Rexach,     58   President of Ready Mix Concrete, Inc. President of Capital           1990
  Jr....................      Assets, Inc. since November, 1995. Director of Vehicle
                                Equipment Leasing Company, Inc. and Popular Leasing &
                                Rental, Inc. Director of the Bank since 1984.
Felix J. Serralles,      61   President and Chief Executive Officer of Empresas Serralles,         1984
  Jr....................      Inc. and of its subsidiary Destileria Serralles, Inc.,
                                manufacturers and distributors of distilled spirits, and of its affiliate Mercedita Leasing, Inc. Director of Banco de
                                Ponce from 1966 to 1990. Director of the Bank since 1990.

                                                                                               DIRECTOR OF
                                            PRINCIPAL OCCUPATION AND BUSINESS                THE CORPORATION
          NAME           AGE              EXPERIENCE DURING THE PAST FIVE YEARS                   SINCE
------------------------ ---  -------------------------------------------------------------- ---------------
Emilio Jose Venegas..... 68   President of Sanson Corporation. Secretary of Venegas                1984
                              Construction Corp. Director of Puerto Rican Cement Co., Inc.
                                (a registered public company). Director of Damas Foundation,
                                Inc. Director of Banco de Ponce from 1973 to 1990.
Julio E. Vizcarrondo,    61   Civil Engineer. President/Partner and Chief Executive Officer        1990
  Jr....................      of Desarrollos Metropolitanos, S.E., VMV Enterprises Corp.,
                                Resort Builders S.E., Metropolitan Builders, S.E.,
                                Institutional Builders, S.E., corporations engaged in the
                                development and construction of residential, commercial,
                                industrial and institutional projects in Puerto Rico.
                                Director of the Bank since 1984.

     In 1994 the Securities and Exchange Commissions issued an order for Mr. Luis E. Dubon, Jr. to cease and desist from committing or causing any violation of Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rules 16a-2 and 16a-3 promulgated thereunder. Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers to report their ownership of and transaction in the Corporation's common stock to the Securities and Exchange Commission. Mr. Dubon consented to the entering of the order without admitting or denying the matters set forth in the order.

     The Corporation's Board of Directors has standing Audit and Executive Committees. The Board of Directors of the Bank, the principal subsidiary of the Corporation, has a standing Human Resources and Compensation Committee that may review compensation matters for the Corporation. There is no standing Nominating Committee. Information regarding the Audit and Human Resources Committees follows:

AUDIT COMMITTEE

     The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Corporation, and compliance with applicable laws and regulations. The Committee meets with the Corporation's independent external auditors to review their audit procedures, the report on their examination of the Corporation's financial statements, and their comments on the system of internal controls. Also, the Committee oversees the internal audit function and reviews the reports prepared by the Auditing Division on their examinations of the operating and business units and for any other special examinations that may be required. The Committee held four meetings during the fiscal year ended December 31, 1995.

     The Committee members during 1995 were: Alfonso F. Ballester, Francisco J. Carreras, Luis E. Dubon, Jr., Hector R. Gonzalez, Franklin A. Mathias and Manuel Morales, Jr.

HUMAN RESOURCES AND COMPENSATION COMMITTEE

     The functions of the Human Resources and Compensation Committee include reviewing the compensation and benefits of management and employees, reviewing the policies related to the performance and compensation of management and employees, and reviewing the long-range planning for executive development and succession. The Committee held two meetings during the fiscal year ended December 31, 1995.

     The Committee members during 1995 were: Salustiano Alvarez Mendez, Juan J. Bermudez, Esteban D. Bird, Hector R. Gonzalez and Francisco M. Rexach, Jr. Messrs. Bermudez, Gonzalez and Rexach are also directors of the Corporation. None of the members of the Committee are officers or employees of the Corporation or any of its subsidiaries.

                           COMPENSATION OF DIRECTORS

     Directors who are not employees of the Corporation and its subsidiaries were entitled to be reimbursed for certain expenses up to $10,000.00 annually. In addition directors receive $500.00 for attending each directors' and committee meeting. Directors who are employees do not receive fees for attending directors' and committee meetings.

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation and the By-laws of the Corporation establish a classified Board of Directors pursuant to which the Board of Directors is divided into three classes as nearly equal in number as possible, with each class having at least three members and with the term of office of one class expiring each year. Each director serves for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected.

     The policy of the Board of Directors, as set forth in a resolution adopted on January 8, 1991, provides that no person shall be nominated for election or reelection as director of the Board if at the date of the Annual Meeting of Stockholders or during the term to be served such person attains seventy two
(72) years of age. Mr. Franklin A. Mathias would attain seventy two (72) years of age during the term to be served. In accordance with Board policy, Mr. Mathias will not be nominated for reelection as director.

     Mr. Waldemar Del Valle resigned as director of the Corporation effective April 26, 1996. Mr. Del Valle's resignation is for personal reasons and is not due to a disagreement with the Corporation or with any matter relating to the Corporation's operations. The vacancy in "Class 1" arising for Mr. Del Valle's resignation will be filled by Mr. Jose E. Rossi who presently is a director of the Bank. Mr. David H. Chafey, Jr. Senior Executive Vice President of the Corporation and the Bank and presently a director of the Bank, has been nominated to fill the vacancy in "Class 3" arising from Mr. Mathias' ineligibility to be nominated for director.

     At the Meeting, seven (7) directors assigned to "Class 3" are to be elected until the 1999 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The remaining 10 directors of the Corporation will serve as directors, as follows: until the 1997 Annual Meeting of Stockholders of the Corporation, in the case of those five directors assigned to "Class 1", and until the 1998 Annual Meeting of Stockholders, in the case of those five directors assigned to "Class 2", or in each case until their successors are duly elected and qualified.

     The persons named as proxies in the accompanying Form of Proxy have advised the Corporation that, unless otherwise instructed, they intend to vote at the meeting the shares covered by the proxies FOR the election of the seven nominees named in the following table, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as management may propose. The Corporation has no knowledge that any nominee will become unavailable for election.

                       NOMINEES FOR ELECTION AS DIRECTORS

     The following table sets forth the name of the persons nominated by the Board of Directors of the Corporation for election as a director, including their age, principal occupation and business experience during the past five (5) years (including positions held with the Corporation or the Bank), and the period during which each nominee has served as a director of the Corporation. All directors nominated will serve for three (3) years until the 1999 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified.

                                                                                             DIRECTOR OF
                                                     PRINCIPAL OCCUPATION AND BUSINESS     THE CORPORATION
                   NAME                      AGE   EXPERIENCE DURING THE PAST FIVE YEARS        SINCE
-------------------------------------------  ---   -------------------------------------   ---------------
Juan J. Bermudez...........................  58           See under "Board of Directors"        1990
Francisco J. Carreras......................  63           See under "Board of Directors"        1990
Richard L. Carrion.........................  43           See under "Board of Directors"        1990
David H. Chafey, Jr........................  42           See under "Board of Directors"     New nominee
Antonio Luis Ferre.........................  62           See under "Board of Directors"        1984
Alberto M. Paracchini......................  63           See under "Board of Directors"        1984
Felix J. Serralles, Jr.....................  61           See under "Board of Directors"        1984

                               EXECUTIVE OFFICERS

     The following table sets forth the names of the executive officers (the "Executive Officers") of the Corporation including their age, business experience during the past five (5) years and the period during which each such person has served as an Executive Officer of the Corporation or the Bank.

                                                                                                              EXECUTIVE
                                                                                                               OFFICER
                                                                                                               OF THE
                                                                     PRINCIPAL OCCUPATION AND BUSINESS       CORPORATION
             NAME                         TITLE           AGE      EXPERIENCE DURING THE PAST FIVE YEARS        SINCE
-------------------------------  -----------------------  ---   -------------------------------------------  -----------
Richard L. Carrion.............  President, Chairman of   43    See under "Board of Directors"                   1990
                                   the Board and CEO
Jorge A. Junquera..............  Senior Executive Vice    47    See under "Board of Directors"                   1990
                                   President
David H. Chafey, Jr............  Senior Executive Vice    42    See under "Board of Directors"                   1990
                                   President
Maria Isabel P. de Burckhart...  Executive Vice           46    Supervisor of the Administration Group.          1990
                                   President                      Executive Vice President of the Bank
                                                                  since January, 1990. Senior Vice
                                                                  President of the Bank from August, 1986
                                                                  until January, 1990. Executive Vice
                                                                  President of BanPonce Financial Corp.
                                                                  Member of the Board of Trustees of
                                                                  Fundacion Banco Popular, Inc. Member of
                                                                  the Board of Directors of Fundacion Ana
                                                                  G. Mendez since 1992. Member of the Board
                                                                  of Directors of Puerto Rico Community
                                                                  Foundation since 1993. Member of the
                                                                  Board of Directors of Puerto Rico
                                                                  Convention Bureau since 1993.
Larry B. Kesler................  Executive Vice           58    Supervisor of Individual Credit and of the       1990
                                   President                    Virgin Islands Region. Executive Vice
                                                                  President of the Bank since January,
                                                                  1990. Executive Vice President of
                                                                  BanPonce Financial Corp. Chairman of the
                                                                  Board of Directors of Equity One, Inc.,
                                                                  Popular Consumer Services, Inc. and
                                                                  Popular Mortgage, Inc.

                                                                                                              EXECUTIVE
                                                                                                               OFFICER
                                                                                                               OF THE
                                                                     PRINCIPAL OCCUPATION AND BUSINESS       CORPORATION
             NAME                         TITLE           AGE      EXPERIENCE DURING THE PAST FIVE YEARS        SINCE
-------------------------------  -----------------------  ---   -------------------------------------------  -----------
Humberto Martin................  Executive Vice           50    Supervisor of the Operations Group.              1986
                                   President                    Executive Vice President of the Bank since
                                                                  November, 1986. Executive Vice President
                                                                  of BanPonce Financial Corp.
Emilio E. Pinero...............  Executive Vice           47    Supervisor of the Commercial Banking Group.      1990
                                   President                      Executive Vice President of the Bank
                                                                  since January, 1990. Chairman of the
                                                                  Board of Vehicle Equipment Leasing
                                                                  Company, Inc. and Popular Leasing &
                                                                  Rental, Inc. since 1995. Director of
                                                                  Popular Mortgage, Inc. since January,
                                                                  1995. Executive Vice President of
                                                                  BanPonce Financial Corp.
Amilcar L. Jordan..............  Senior Vice President    34    Senior Vice President and Comptroller of         1995
                                   and Comptroller              the Bank since January, 1995. Vice
                                                                  President of the Bank from December, 1990
                                                                  to December, 1994. Assistant Comptroller
                                                                  of the Bank from July 1989 to January,
                                                                  1995. Senior Vice President and Treasurer
                                                                  of the Corporation, Popular International
                                                                  Bank, Inc., BanPonce Financial Corp and
                                                                  Equity One, Inc.
Samuel T. Cespedes.............  Secretary of the Board   59    Attorney at Law. Proprietary partner of the      1991
                                   of Directors                 law firm McConnell, Valdes. Secretary of
                                                                  the Board of Directors of the Bank since
                                                                  1991. Secretary of the Board of Directors
                                                                  of Vehicle Equipment Leasing Company,
                                                                  Inc., BanPonce Financial Corp, Equity
                                                                  One, Inc., Popular Leasing & Rental, Inc.
                                                                  and Popular Consumer Services, Inc.

                              FAMILY RELATIONSHIPS

     Mr. Richard L. Carrion, Chairman of the Board, President and CEO of the Corporation and the Bank, is brother-in-law of Mr. Julio E. Vizcarrondo, Jr., Director. Mr. Alfonso F. Ballester, Director, is brother-in-law of Mr. Hector R. Gonzalez, Director.

OTHER RELATIONSHIPS AND TRANSACTIONS

     During 1995 the Bank engaged the legal services of the law firm of Dubon & Dubon of which director Luis E. Dubon, Jr. is a partner and of McConnell, Valdes of which Mr. Samuel T. Cespedes, Secretary of the Board of Directors of the Corporation and the Bank is a partner. The amount of fees paid to Dubon & Dubon and to McConnell, Valdes did not exceed 5% of the respective law firm's revenues.

     The Bank has had loan transactions with the Corporation's directors and officers, and with their associates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms as those prevailing for comparable loan transactions with other persons and subject to the provisions of the Banking Act of the Commonwealth of Puerto Rico and the applicable federal laws and regulations. The extensions of credit have not involved nor presently involve more than normal risks of collectibility or other unfavorable features.

                         EXECUTIVE COMPENSATION PROGRAM
             REPORT OF THE BANK'S HUMAN RESOURCES AND COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

     The Bank's Human Resources and Compensation Committee ("The Human Resources Committee") consists of five non-employee directors. The Committee endeavors to keep abreast of competitive compensation practices, in regard to salaries, incentive compensation, and supplemental programs that will retain top quality executive officers who will enhance shareholder value through sustained growth.

     The Human Resources Committee evaluates and recommends to the Board of Directors the Corporation's compensation policy for the Chairman of the Board, President and CEO, and Senior Executive Officers. The Human Resources Committee considers among other factors, competitive pay practices. It is kept appraised of competitive pay practices by an independent consultant which conducts a periodical analysis of executive compensation of a peer group of financial institutions similar in size, scope and business orientation (the "Peer Group"). On an annual basis the banking peer group used by the committee for comparison purposes is reviewed in light of industry developments, and significant mergers/acquisitions, to ensure that it is consistent with the Corporation's size and focus. The Peer Group currently consists of eleven regional banking organizations with a retail banking emphasis. The Peer Group used for this purpose has no intentional relation to the companies included in the S&P 500 Index or the S&P Bank Composite Index against which the Corporation's shareholder return is compared in the Corporation's performance graph included on page 18.

     In 1995 the CEO's compensation was based on a revised compensation program including revisions of base salary and participation in the Annual Incentive Plan and in the Long-Term Incentive Plan approved by the Board in 1994. Executive Officer's compensation for 1995 was based on a policy which established that salary increases were based 50% on individual performance in accordance with pre-established targets and 50% on team performance and the Corporation's financial results. The individual component was evaluated by the CEO. The percentage of salary increases for each level of performance was established according to the Corporation's performance measured by net income. Annual incentive bonuses were also based on the Corporation's performance based on a pre-established target measured by net income. A bonus of 10% of the CEO's and the Executive Officers base salary was set for achieving a financial target established at the beginning of each year. The bonus could reach 20% if the results exceeded the target.

     During 1995 the CEO and the Executive Officers participated in the Corporation's "Long-Term Incentive Plan" described on pages 15 and 16 of this Proxy Statement.

CHANGES IN THE CORPORATION'S POLICY FOR 1996

     An analysis prepared by an independent, nationally recognized, consulting firm at the request of the Human Resources Committee, concluded that the CEO's and Executive Officers overall compensation significantly lagged that of the Peer Group. Based on the recommendations contained in the independent consultant's report, the Human Resources Committee decided to revise all components of compensation for the CEO and the six Executive Officers which report directly to the CEO. The Committee recommended a number of changes to overall compensation policy in order to better achieve the following objectives:

     - Base salaries should be aligned with the average base salary of institutions in the corresponding performance quartile of the Peer Group and the opportunity to receive total compensation in excess of base salary target should be conditioned on performance-based incentive compensation.

     - A significant portion of the total compensation package should be "at risk", that is, it should be linked to the achievement of short-term and long-term financial goals.

     The main changes in the Corporation's overall compensation policy, as recommended by the Human Resources Committee can be summarized as follows:

     - A new base salary policy for Senior Executive Vice Presidents and Executive Vice Presidents was adopted in February 1996 which is intended to result in base salary revisions aligned to the average base salary of institutions in the corresponding performance quartile of the Peer Group. The 1996 base salary revision resulted in base salaries in the bottom half of the Peer Group's base compensation. Prospectively, the salary increase program was revised so that discretionary salary increases based on individual performance may be given twice the weight than the portion based on team performance. This revision is intended to give greater discretion to the CEO to recognize changes in individual responsibilities and performance levels. The range of discretionary increases both for individual and team performance are tied quantitatively to the achievement by the Corporation of a pre-determined, objective, financial goal.

     - Adoption of a new incentive program which has the following three components (i) A component designed to enhance achievement of short-term financial goals. The Committee recommended increasing the amounts which may be distributed under the Annual Incentive Bonus Program if pre-determined quantitative financial goals are met or exceeded. This bonus component could represent 15% of base salary if target levels are met and if target is exceeded it could reach 25%. Although the threshold continues to be 100% of target, the Human Resources Committee may recommend a discretionary bonus if results obtained are at least 95% of the preestablished financial target; (ii) A second component designed to enhance an increase in shareholder value was also recommended. This component would distribute annual bonuses based on the achievement of certain pre-determined quantitative targets based on return on equity
      (ROE). This bonus component could range from 5% to 30% of base salary, depending on the ROE obtained; (iii) A third component permits bonus awards to be increased in any given year by 25% when shareholder return exceeds 20% annually on a consecutive three year period. Total shareholder return is calculated by taking into account the compounded annual yield of the stock, considering the market appreciation, dividends received and dividend reinvestment. This bonus component recognizes consistent improvement in shareholder value.

     - The maximum bonus which may be awarded could be 68.75% of basic salary if all components of the bonus program are achieved. Recommendations approved by the Human Resources Committee revising the overall compensation policy were submitted for the consideration and recommendation of the Executive Committee and were unanimously approved by the Board of Directors in February 1996. Changes in the Corporation's compensation policy were made effective as of March 1, 1996. The Board also approved new goals for the Corporation's Long-Term Incentive Plan for 1995-1997, more specifically described under the caption "Long-Term Incentive Plan" on pages 15 and 16 of this Proxy Statement, in which the Chairman, President and CEO and the Executive Officers participate. The CEO and the Executive Officers take part in the Profit Sharing Plan described under the caption "Profit Sharing Plan of the Bank" on page 16 of this Proxy Statement.

     The Executive Compensation Program for the principal officers of the Corporation's subsidiaries is set according to the industry and geographical area in which they operate, and is approved by the Board of Directors of each entity.

CHAIRMAN OF THE BOARD, PRESIDENT AND CEO, MR. RICHARD L. CARRION

     In 1993 the Board approved a three-year salary adjustment to the CEO's base salary to bring his base salary to the base salary levels of CEO's in the lower-end of the Peer Group. Such adjustment resulted in an increase, effective March 1994, in the Chief Executive Officer's salary from $230,000 to $350,000. The scheduled salary increase for 1995 was voluntarily declined by the CEO since the financial target for that year was not achieved.

     The Corporation's Executive Committee evaluated Mr. Carrion's performance for the 5-year period from 1990-1995. Consideration was given among other factors, to the growth of the organization, implementation of a diversification strategy, achievement of financial goals, changes to the product and service delivery system and development of human resources. The weight and significance accorded to these factors is subjective in nature and the weight assigned to each factor in determining compensation adjustments cannot be quantified. The Executive Committee considered the recommendation of the Human Resources Committee that the CEO's base salary be increased and accepted the Human Resources Committee's recommendations for Mr. Carrion's compensation. Effective March 1, 1996, his base salary was increased to $500,000 in order to align base compensation to Peer Group's levels, more specifically, to the corresponding performance quartile within the Peer Group. Commencing in 1996 and prospectively thereafter, Mr. Carrion will submit to the Executive Committee a plan setting forth both quantitative and intangible goals applicable to each year. Evaluations will be based on the goals set forth in the yearly plan. The recommendations to adjust Mr. Carrion's base salary made by the Executive Committee and the Human Resources Committee were unanimously approved by the full Board at its February 8, 1996 meeting.

     In 1995, the pre-established financial target set under the Annual Incentive Plan was achieved and a bonus of 10.79% of the CEO's base salary was awarded by the Board in January 1996.

EXECUTIVE OFFICERS

     The group of Executive Officers is composed of two Senior Executive Vice Presidents and four Executive Vice Presidents, all of whom participate in the Profit Sharing, Annual Incentive and Long-Term Incentive Plans. The President and CEO recommends to the Board of Directors of the Bank, for their approval, the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the incentive plans.

     Salary increases for 1995 were based 50% on individual performance in accordance with pre-established targets and 50% on team performance based on the Corporation's achievement of pre-established financial goals.

     In 1995 the pre-determined financial target was achieved and a bonus of 10.79% of base salary was awarded under the Annual Incentive Program.

     Effective March 1, 1996, the Executive Officers base salary was revised to bring them more in line with the average base salary of the corresponding quartile of the Peer Group.

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE


Salustiano Alvarez Mendez       Hector R. Gonzalez
Juan J. Bermudez                Francisco M. Rexach, Jr.
Esteban D. Bird

                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by the Corporation or its subsidiaries to the seven highest paid Executive Officers of the Corporation and the principal officers of the Corporation's or the Bank's subsidiaries for 1995

                           SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION
                                                        ----------------------------------------
                                                        FISCAL                                        ALL OTHER
                                                         YEAR    SALARY(A)   BONUS(B)   OTHER(C)   COMPENSATION(D)     TOTAL
                                                        ------   ---------   --------   --------   ---------------   ----------
Richard L. Carrion.....................................  1995    $ 350,000   $ 75,107       -0-        $36,744       $  461,851
  Chairman of the Board,                                 1994      330,000     39,712       -0-         37,556          407,268
  President and CEO                                      1993      230,000     36,814       -0-         26,343          293,157
Jorge A. Junquera......................................  1995      245,042     53,096       -0-         25,690          323,828
  Senior Executive Vice President                        1994      227,222     26,927       -0-         25,859          280,008
  of the Corporation                                     1993      210,582     63,667       -0-         24,119          298,368
David H. Chafey, Jr....................................  1995      239,713     51,897       -0-         25,680          317,290
  Senior Executive Vice President                        1994      222,118     26,287       -0-         25,278          273,683
  of the Corporation                                     1993      205,044     61,950       -0-         23,485          290,479
Larry B. Kesler........................................  1995      195,168     42,238       -0-         20,909          258,315
  Executive Vice President of the Corporation            1994      180,975     21,396       -0-         20,596          222,967
                                                         1993      167,500     50,638       -0-         19,185          237,323
Maria Isabel P. de Burckhart...........................  1995      190,848     41,309       -0-         20,446          252,603
  Executive Vice President of the Corporation            1994      177,100     20,938       -0-         20,155          218,193
                                                         1993      165,000     49,789       -0-         18,989          233,687
Humberto Martin........................................  1995      183,695     39,732       -0-         19,679          243,106
  Executive Vice President of the Corporation            1994      170,337     20,114       -0-         19,385          209,836
                                                         1993      158,290     47,687       -0-         18,130          224,107
Emilio E. Pinero.......................................  1995      180,337     39,118       -0-         18,733          238,188
  Executive Vice President of the Corporation            1994      167,471     20,159       -0-         19,059          206,689
                                                         1993      157,080     47,379       -0-         17,983          222,442
Thomas J. Fitzpatrick..................................  1995      260,000    690,048   153,700         54,934        1,158,682
  President of Equity One, Inc. (a wholly-owned          1994      236,250    150,000       -0-         15,708          401,958
  subsidiary of Banco Popular, FSB)                      1993      236,250    141,750       -0-         13,491          391,491
Michael Polanski(e)....................................  1995      144,610     53,625       -0-         10,123          208,358
  President of Pioneer Bancorp, Inc.                     1994      145,000     10,109       -0-          7,000          162,109
  (a wholly-owned subsidiary of BanPonce Financial
  Corp)
Andres F. Morrell......................................  1995      130,998      5,300       -0-         12,638          148,936
  President of Popular Leasing & Rental, Inc. (a         1994      120,116     25,680       -0-            -0-          145,796
  wholly-owned subsidiary of the Bank)                   1993      120,000     38,640       -0-            -0-          158,640
Edgardo Novoa..........................................  1995      118,000     22,736       -0-          1,975          142,711
  President of Popular Consumer Services, Inc. (a        1994      110,000     19,460       -0-            -0-          129,460
  wholly-owned subsidiary of the Bank)                   1993       90,924     11,458       -0-            -0-          102,382
Churchill Carey(e).....................................  1995      112,500      2,885       -0-          3,375          118,760
  President of Popular Mortgage, Inc. (a wholly-owned
  subsidiary of the Bank)
Kenneth McGrath(e).....................................  1995      100,000    128,940       -0-          8,750          237,690
  President of BP Capital Markets, Inc. (a wholly-owned
  subsidiary of the Corporation)

---------------

(a) Salaries before deductions.
(b) Includes Christmas bonus, the bonus awarded under the Incentive Compensation Plan and bonuses payable to Messrs. Fitzpatrick, Carey and Polanski under their employment agreement with the respective subsidiaries, the cash portion payable under the Profit Sharing Plan of the Bank which is described on page 16 and for 1993 a special bonus for the bank's 100th Anniversary.

(c) Does not include the value of perquisites and other personal benefits because the aggregate amount of such benefits does not exceed the lesser of $50,000 or 10% of total amount of annual salary and bonus of any named individual. In the case of Mr. Fitzpatrick includes amounts payable to compensate him for certain taxes payable by him with respect to the bonus received under his employment agreement.
(d) Includes deferred portion awarded under the Profit Sharing Plan of the Bank, amounts accrued under the Benefit Restoration Plan, the amount from the Profit Sharing deferred and allocated to Stock Plan and the Bank's matching contribution to Stock Plan, which are described on pages 16 through 18. It also includes the employer matching contribution under the section 1165(e) of Puerto Rico Internal Revenue Act of 1994. For Mr. Thomas J. Fitzpatrick, these amounts represent the contribution of Equity One, Inc. pursuant to
    Section 401(k) of the Internal Revenue Code and deferred compensation under Supplementary Executive Retirement Plan. For Mr. Michael Polanski these amounts represent the contribution of Pioneer Bancorp, Inc. pursuant to
    Section 401(k) of the Internal Revenue Code, Profit Sharing Plan's deferred portion and Director fees received prior to the acquisition of Pioneer Bancorp, Inc. by BanPonce Financial Corp in 1994.
(e) Information presented for 1995 and 1994 except for Mr. Churchill Carey and Kenneth McGrath who were appointed President of Popular Mortgage, Inc. and BP Capital Markets, Inc., respectively during 1995. No disclosure is required with respect to these officers.

LONG-TERM INCENTIVE PLAN

     The Board of Directors approved in 1994 a three-year incentive plan to encourage long-term corporate performance and objectives.

     A set percentage of base salary is used in determining the Incentive Payment at the beginning of each Plan Year. In March 1995 the Committee approved the second Plan Year target and used 25% of base salary for establishing the Incentive Payment. The target used is based on an average return on equity
(ROE). The incentive payment shall be made in common stock of BanPonce Corporation. All common stock to be awarded under this program will be purchased in the open market.

     In 1995 and 1994, awards of performance shares under the Long-Term Incentive Plan were established to the Executives Officers as set forth below:

                           LONG TERM INCENTIVE AWARDS

                                                                          ESTIMATED FUTURE PAYOUTS
                                                                         NON-STOCK-PRICE BASED PLANS
                                                                       -------------------------------
                                           NUMBER      PERFORMANCE            NUMBER OF SHARES
                                             OF          PERIOD        -------------------------------
              NAME                 YEAR    SHARES     UNTIL PAYOUT     THRESHOLD    TARGET    MAXIMUM
---------------------------------  ----   --------   ---------------   ---------   --------   --------
Richard L. Carrion...............  1995   2,993.02   1/1/95-12/31/97    --         2,993.02   5,985.98
                                   1994   2,815.49   1/1/94-12/31/96    --         2,815.49   5,630.98
Jorge A. Junquera................  1995   2,121.66   1/1/95-12/31/97    --         2,121.66   4,243.29
                                   1994   1,847.98   1/1/94-12/31/96    --         1,847.98   3,695.96
David H. Chafey, Jr..............  1995   2,075.52   1/1/95-12/31/97    --         2,075.52   4,151.00
                                   1994   1,807.79   1/1/94-12/31/96    --         1,807.79   3,615.58
Larry B. Kesler..................  1995   1,689.84   1/1/95-12/31/97    --         1,689.84   3,379.65
                                   1994   1,471.86   1/1/94-12/31/96    --         1,471.86   2,943.72
Maria Isabel P. de Burckhart.....  1995   1,652.44   1/1/95-12/31/97    --         1,652.44   3,304.84
                                   1994   1,439.28   1/1/94-12/31/96    --         1,439.28   2,878.56
Humberto Martin..................  1995   1,590.50   1/1/95-12/31/97    --         1,590.50   3,180.96
                                   1994   1,385.33   1/1/94-12/31/96    --         1,385.33   2,770.66
Emilio E. Pinero.................  1995   1,561.42   1/1/95-12/31/97    --         1,561.42   3,122.82
                                   1994   1,360.01   1/1/94-12/31/96    --         1,360.01   2,720.02

     The share awards shown above are payable at the end of the three-year performance period. The amount of the share payout is determined by multiplying the participant's target shares by participant's level of attainment expressed as a percentage, which can range from 0% to 150%. This Long-Term Incentive Plan defines the incentive payment as follows: 75% based on the attainment of a pre-established three-year ROE objective for the performance period and 25% based on the achievement of an average ROE greater than the Peer Group's three-year average median ROE.

     If the Corporation's target is met or exceeded, the shares payments corresponding to the Corporation's and Peer Group's goals, are increased separately by a leverage factor that cannot exceed two times the target share amounts. At the option of the participant, a portion equal to the estimated tax due with respect to the incentive payments of the awards may be made in cash.

     As approved in April, 1995 by the Board of Directors, if the ROE for the Corporation does not equal or exceed the three-year average median ROE of the Peer Group, the Human Resources Committee at its own discretion may recommend the distribution of the targeted bonus if the results attained for the Plan Year average represent an improvement of no less than 25% over the base year.

OTHER INCENTIVE COMPENSATION PLANS

     The Bank has an Annual Management Incentive Plan for different management levels. Under this Plan, incentive bonuses are based on individual performance as well as the Bank's performance, measured by net income. The weight assigned to the Bank's performance objectives varies according to management level, but the weight of individual performance applies equally to all managers participating.

     The Bank also has an Excellence in Performance Program in which all employees participate. This program rewards employees for extraordinary personal contributions that are non-recurring in nature, typically not recognizable through merit or promotional salary action, and clearly recognized as such by management and peers alike.

     Additionally, the Bank has several functional incentive programs that reward employee's productivity in specific areas.

PROFIT SHARING PLAN OF THE BANK

     All officers and regular monthly salaried employees of the Bank as of January 1, 1976, or hired after that date, are active participants in the Bank's operating earnings under the yearly Profit Sharing Plan, as of the first day of the calendar month following completion of one year of service.

     The Bank's contribution for each year is determined by the Board of Directors based on the profits of the Bank for the year. The amount allocated to each officer or employee is based on his or her basic compensation for the year. The total amount contributed for the year 1995 was $19,642,356, of which 50% was distributed to the Profit Sharing Plan, 10% to the Stock Plan and the remainder was paid in cash.

BENEFIT RESTORATION PLAN OF THE BANK

     Effective January 1, 1994 the Internal Revenue Service (IRS) set a limit of $150,000 as the amount of compensation that may be considered in calculating future retirement payments from qualified pension plans. This tax law applies to both the Bank's Retirement Plan and Profit Sharing Plan.

     The Board of Directors has approved a "Benefit Restoration Plan" for those officers with an applicable annual compensation of more than $150,000. This non-qualified plan will provide those benefits that cannot be accrued under the Bank's Retirement Plan and Profit Sharing Plan, which are qualified plans. Benefits under the Benefit Restoration Plan shall be equal to the account balance that would be provided under the Profit Sharing Plan and equal to the benefits that would have been accrued under the Retirement Plan. The Plan is unfunded.

RETIREMENT PLAN OF THE BANK

     The Bank has a non-contributory, defined benefit Retirement Plan covering substantially all regular monthly employees. Monthly salaried employees are eligible to participate in the Plan following the completion of one year of service. Pension costs are funded in accordance with the minimum funding standards under the Employee Retirement Income Security Act ("ERISA").

     The basis for the Retirement Plan formula is Total Compensation, which includes, Christmas Bonus, incentives, overtime, differentials, Profit Sharing cash bonuses and any other compensation received by the employees. Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for social security or other payments received by participants.

     Normal retirement age at the Bank is a combination of years of age and completed years of service totalling 75, meanwhile early retirement is at 55 years of age with 10 years of service. Employees with 30 years of service or more are provided with a pension of 40% of Total Compensation. Benefits are reduced only if the employee retires before age 55 which is the early retirement age. Benefits are subject to the U.S. Internal Revenue Code limits on compensation and benefits.

     The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan and the Benefit Restoration Plan based upon certain assumptions as to total compensation levels and years of service. The amounts payable in this table are not necessarily representative of amounts that may actually become payable under the plans. The amounts represent the benefits payable upon retirement on December 31, 1995, of a participant at age 65:

                                              ESTIMATED ANNUAL BENEFITS / YEARS OF SERVICE
     TOTAL                                 ---------------------------------------------------
  COMPENSATION                               15         20         25         30         35
  ------------                             -------   --------   --------   --------   --------
   $400,000..............................  $73,000   $102,000   $131,000   $160,000   $160,000
    300,000..............................   55,000     77,000     98,000    120,000    120,000
    200,000..............................   37,000     51,000     66,000     80,000     80,000
    100,000..............................   18,000     26,000     33,000     40,000     40,000

     The 1995 total compensation and estimated years of service at age 65 for the five highest paid key policy-making Executive Officers are as follows:

                                                                     1995       ESTIMATED YEARS
                                                                    TOTAL        OF SERVICE AT
                                                                 COMPENSATION       AGE 65
                                                                 ------------   ---------------
    Richard L. Carrion.........................................    $462,000           41.5
    Jorge A. Junquera..........................................     324,000           42.3
    David H. Chafey, Jr. ......................................     317,000           38.5
    Larry B. Kesler............................................     258,000           16.5
    Maria Isabel P. de Burckhart...............................     253,000           35.3

STOCK PLAN OF THE BANK

     Effective January 1, 1995, the Bank adopted two Stock Plans, one covering employees of the Bank in Puerto Rico and another covering employees of the Bank in the U.S., and the British and U.S. Virgin Islands. All regular monthly salaried employees are eligible to participate in the Stock Plans following the completion of three-months of service.

     The Bank may contribute a discretionary amount based on the profits of the Bank for the year, which is allocated to each officer or employee based on his or her basic salary for the year, as determined by the Board of Directors. The Stock Plans also allow employees to voluntarily elect to defer a predetermined percentage not to exceed 10% of their pre-tax base compensation (after tax in the British Virgin Islands) up to a maximum amount as determined by the applicable tax laws. The Bank will match 50% of the amount contributed by a participant up to a maximum of 2% of the participant's annual base salary.

     All contributions to the Stock Plan are invested in shares of common stock of BanPonce Corporation, which are purchased in the open market.

                              BANPONCE CORPORATION
                               PERFORMANCE GRAPH

     The following Performance Graph compares the cumulative total shareholder return during the measurement period with the cumulative total return, assuming reinvestment of dividends, of the S&P 500 Index and the S&P Bank Composite Index. The cumulative total shareholder return was obtained by dividing (i) the cumulative amount of dividends per share, assuming dividend reinvestment, since the measurement point, December 31, 1990 plus (ii) the change in the per share price since the measurement point, by the share price at the measurement point.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                         TOTAL RETURN AS OF DECEMBER 31
                           (DECEMBER 31, 1990 = 100)

                                   [GRAPH]

      MEASUREMENT PERIOD             BANPONCE          S&P 500          BANKS
    (FISCAL YEAR COVERED)              CORP.            INDEX         COMPOSITE
1990                                       100             100             100
1991                                    125.84          130.47          163.34
1992                                    203.79          140.41          215.39
1993                                    215.37          154.56          237.45
1994                                    201.80          156.60          225.27
1995                                    287.00          215.45          358.98

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors intends to retain the services of Price Waterhouse as the independent auditors of the Corporation for the year 1996. This firm of international public accountants has served as independent auditors of the Bank since 1971 and of the Corporation since May 1991, when it was appointed by the Board of Directors.

     Representatives of Price Waterhouse will attend the Stockholders Meeting and will be available to answer any questions that may arise; they will also have the opportunity to make a statement if they so desire.

                NOMINATIONS OTHER THAN BY THE BOARD OF DIRECTORS

     Nominations for Directors, other than those made by or on behalf of the existing Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the President or the Secretary of the Corporation not less than fifteen (15) days prior to April 26,1996. The notice of such nominations shall contain the following information to the extent known to the notifying stockholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the notifying stockholder; and
(e) the number of shares of common stock of the Corporation owned by the notifying stockholder. Nominations not made in accordance with the above may, in his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the judges of the election may disregard all votes cast for each such nominee.

           PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 1997
                         ANNUAL MEETING OF STOCKHOLDERS

     Stockholders' proposals intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Corporate Secretary, at its principal executive offices, Popular Center Building, San Juan, Puerto Rico, 00918, not later than November 25, 1996 for inclusion in the Corporation's Proxy Statement and Form of Proxy relating to the 1997 Annual Meeting of Stockholders, if the meeting is held on April 25, 1997.

                                 OTHER MATTERS

     Management does not know of any other matters to be brought before the Meeting other than those described previously. Proxies in the accompanying form will confer discretionary authority to Management with respect to any such other matters presented at the meeting.

     To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the name of more than one recordholder, all should sign.

     Whether or not you plan to attend the Meeting, it is very important that your shares be represented and voted in the Meeting. Accordingly, you are urged to properly complete, sign, date and return your Proxy Card in the enclosed self-addressed envelope which needs no postage.

San Juan, Puerto Rico, March 19, 1996.


              RICHARD L. CARRION                            SAMUEL T. CESPEDES
       Chairman of the Board, President                         Secretary
         and Chief Executive Officer

                                                                      APPENDIX A

                 PROXY                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                BANPONCE
              CORPORATION                          The undersigned hereby appoints Richard L. Carrion, Jorge A. Junquera and David
                                                   H. Chafey Jr. as Proxies, each with the power to appoint his substitute,
            P.O. BOX 362708                        and authorizes them to represent and to vote as designated below all the shares
        San Juan, Puerto Rico                      of common stock of BanPonce Corporation held on record by the undersigned on
              00936-2708                           March 7, 1996, at the Annual Meeting of Shareholders to be held at the Centro
                                                   Europa Building, 3rd Floor, San Juan, Puerto Rico, on April 26, 1996, at 2:00
                                                   p.m. or at any adjournments thereof, as follows:


1.  ELECTION OF DIRECTORS
    Nominees:

    Juan J. Bermudez                      Richard L. Carrion                Antonio Luis Ferre              Felix J. Seralles Jr.
    Francisco J. Carreras                 David H. Chafey Jr.               Alberto M. Paracchini


            [ ] VOTE GRANTED FOR all nominees                              [ ] VOTE WITHHELD FOR all nominees
            [ ] Vote granted, except for the following nominee(s) (insert in the space provided below the names of those nominees for whom you do not wish to vote)

2.  AT THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.  THIS
    PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS
    MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.  Please refer to instructions below.


                                                                           --------------------------------------------------------
                                                                           Signature

                                                                           --------------------------------------------------------
                                                                           Signature


                                                                                                               --------------------
                                                                                                                        DATE


                                                                                                    (VEA AL DORSO TEXTO EN ESPANOL)

                        PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                  No Postage is required if mailed in the United States, Puerto Rico or the U.S. Virgin Islands.
-----------------------------------------------------------------------------------------------------------------------------------
                                                   FOLD AND DETACH HERE

                                                   INSTRUCTIONS:
-----------------------                            Please sign exactly as your name appears above.  When shares are held by joint
    ANNUAL MEETING                                 tenants or by tenants in common, each holder should sign.  When signing as
         of                                        attorney, executor, administrator, trustee or guardian, please give full title
      BANPONCE                                     as such.  If a corporation, the President or other authorized officer should sign
     CORPORATION                                   under the full corporate name and the position of such authorized officer should
-----------------------                            appear below the signature. If a partnership, please sign in partnership name by authorized person.

Friday, April 26, 1996
        2:00 p.m.
Centro Europa Building
 San Juan, Puerto Rico                             [MAP]
